MFS(R) MID CAP VALUE FUND


    Supplement to the Current Statement of Additional Information (the "SAI")

Appendix A to the SAI Part II is hereby amended to restate the following Section 529 Plans waiver category and the Retirement Plans category under the heading "WAIVERS OF CLASS A SALES CHARGES", for most of the MFS Funds:

Section 529 Plans

     o Shares acquired by college savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators ___ have entered into an administrative ___ services ___ agreement with MFS Fund Distributors, Inc. ("MFD") or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

Retirement Plans

     o    MFS Prototype IRAs

          Shares acquired by the IRA owner if: (i) the purchase represents the timely rollover of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

Appendix B of the SAI Part II is hereby amended to add the following disclosure under the heading "ADDITIONAL DEALER COMMISSIONS/ CONCESSIONS", for most of the MFS Funds:

     o In lieu of the sales commission and service fees normally paid by MFD, to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.

     o Until terminated by MFD, the Funds' distributor, MFD will incur, on behalf of H. D. Vest Investment Securities, Inc., the initial ticket charge of $15 with respect to purchases of shares of any MFS fund made through VESTADVISOR accounts. MFD will not incur such charge with respect to redemption or repurchases of fund shares, exchanges of fund shares, or shares purchased or redeemed through systematic investment or withdrawal plans.

     o The following provisions shall apply to any retirement plan (each a "Merrill Lynch Business Market Plan", formerly known as the Merrill Lynch Daily K Plan) whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

          The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

          (i) if, at conversion, such Plan has $3 million or more in total record-kept assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management LP ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and
               in  funds   advised  or  managed  by  MLAM   (collectively,   the
               "Applicable Investments"); or
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          (ii) if  such  Plan's   records  are   maintained  by  an  Independent
               Recordkeeper and, at conversion, such Plan has $3 million or more in record-kept assets; or

          (iii)if such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Business Market Plan:

          (i) if, at conversion, such Plan has less than $3 million in assets invested in Applicable Investments;

          (ii) if  such  Plan's   records  are   maintained  by  an  independent
               recordkeeper and at conversion, such Plan has less than $3 million dollars in assets; or

         (iii) if such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

          No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Business Market Plan.


                 The date of this Supplement is August 1, 2001.